SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                October 21, 2005
                Date of Report (Date of earliest event reported)


                           HIRSCH INTERNATIONAL CORP.
             (Exact name of Registrant as specified in its charter)


      Delaware                     0-23434                    11-2230715
(State or other jurisdiction  (Commission File Number)       (IRS Employer
    of incorporation)                                    Identification Number)



                             200 Wireless Boulevard
                            Hauppauge, New York 11788


                                 (631) 436-7100
              (Registrant's telephone number, including area code)


                                Page 1 of 2 Pages
                         Exhibit Index Appears at Page 2

ITEM 1.01 ENTRY INTO DEFINITIVE MATERIAL AGREEMENT

     On October 21, 2005, we entered into Amendment to No. 5 to Loan and Security Agreement (the "Amendment") with Wachovia Bank, National Association (the "Bank"), successor by merger to Congress Financial Corporation, a National Banking Association which amended our existing credit agreement with the Bank. The Amendment provides for, among other things, an extension of the maturity date of our existing credit agreement from November 26, 2005 until and including February 28, 2006.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     Exhibit 10.1. Amendment No. 5 to Loan and Security Agreement dated as of October 21, 2005 by and among the Company, HAPL Leasing Co., Inc., Hirsch Business Concepts, LLC, SEDECO, Inc. and HTTG, LLC, formerly known as Hometown Threads, LLC, and Wachovia Bank, National Association, successor by merger to Congress Financial Corporation, a National Banking Association.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HIRSCH INTERNATIONAL CORP.


                                        By: /s/  Beverly Eichel
                                            ----------------------------------
                                            Beverly Eichel
                                            Vice President-Finance, Chief
                                            Financial Officer and Secretary

Dated:  October 25, 2005